THE AFADVANTAGE VARIABLE ANNUITY

                                    issued by

                      AMERICAN FIDELITY SEPARATE ACCOUNT B

                                       and

                       AMERICAN FIDELITY ASSURANCE COMPANY

                                   May 1, 1998


This prospectus describes the AFAdvantage Variable Annuity offered by American Fidelity Assurance Company (American Fidelity, our, us or we). Our home office is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

The annuity is a fixed and variable deferred annuity policy which has 10 Investment Options - the Guaranteed Interest Account Option and the following
Portfolios:

     THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     DREYFUS STOCK INDEX FUND
     DREYFUS VARIABLE INVESTMENT FUND
          Growth and Income Portfolio
          Small Company Stock Portfolio
     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
          Merrill Lynch Prime Bond Fund
          Merrill Lynch American Balanced Fund
          Merrill Lynch High Current Income Fund
          Merrill Lynch Special Value Focus Fund
          Merrill Lynch International Equity Focus Fund


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AFAdvantage Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1998.
The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other material regarding companies that file electronically with the SEC. The Table of Contents of the SAI is found on the last page of this prospectus. For a free copy of the SAI, call us at (800) 662-1106 or write us at: P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523.


INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

                                                                          PAGE

GLOSSARY OF TERMS                                                          1

SUMMARY                                                                    2

FEE TABLE                                                                  5

THE AFADVANTAGE VARIABLE ANNUITY                                           7
Policy Owner                                                               7
Joint Owner                                                                7
Beneficiary                                                                7
Assignment of the Policy                                                   7

ANNUITY PROVISIONS                                                         8
Annuity Date                                                               8
Selection of an Annuity Option                                             8
Annuity Payments                                                           8
Annuity Options                                                            8

HOW TO PURCHASE THE AFADVANTAGE VARIABLE ANNUITY                           9
Purchase Payments                                                          9
Allocation of Purchase Payments                                            9
Right to Examine Policy                                                    9
Accumulation Units                                                         9

INVESTMENT OPTIONS                                                        10
Portfolios                                                                10
Guaranteed Interest Account Option                                        11
Voting Rights                                                             11
Substitution                                                              11
Transfers                                                                 12
   Transfers during the Accumulation Phase                                12
   Transfers during the Annuity Phase                                     12
Automatic Dollar Cost Averaging                                           12
Asset Rebalancing                                                         12

PERFORMANCE                                                               12

EXPENSES                                                                  13
Insurance Charges                                                         13
   Mortality and Expense Risk Charge                                      13
   Administrative Charge                                                  13
   Distribution Expense Charge                                            13
Policy Maintenance Charge                                                 13
Withdrawal Charge                                                         13
Reduction or Elimination of the Withdrawal Charge                         14
Transfer Fee                                                              14
Premium Taxes                                                             14
Income Taxes                                                              14
Fund Expenses                                                             15

TAXES                                                                     15
Annuities in General                                                      15
Qualified and Non-Qualified Policies                                      15
Tax Treatment of Withdrawals - Non-Qualified Policies                     16
Tax Treatment of Withdrawals - Qualified Policies                         16
Tax Treatment of Withdrawals - Tax-Sheltered Annuities                    17
Diversification                                                           17

WITHDRAWALS                                                               17
Systematic Withdrawal Program                                             17
Suspension of Payments or Transfers                                       18

LOANS                                                                     18

DEATH BENEFIT                                                             18
Death Benefit Amount                                                      18
Death of Owner Before Annuity Date                                        18
Death of Annuitant Before the Annuity Date                                19
Death of Owner After the Annuity Date                                     19
Death of Annuitant After the Annuity Date                                 19

OTHER INFORMATION                                                         20
American Fidelity                                                         20
The Separate Account                                                      20
Legal Proceedings                                                         20
Distribution                                                              20
Administration                                                            20
Financial Statements                                                      20

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION              21




                                GLOSSARY OF TERMS


Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below and have capitalized them throughout the prospectus.

ACCOUNTS: The Guaranteed Interest Account and the Portfolios.

ACCOUNT VALUE: The value of your Policy in the Investment Options during the Accumulation Phase.

ACCUMULATION PHASE: Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase.

ACCUMULATION UNIT: The unit of measurement we use to keep track of the value of your Policy invested in the Portfolios during the Accumulation Phase.

ANNUITANT: The natural person on whose life Annuity Payments are based.

ANNUITY DATE: The date Annuity Payments begin. You can choose the month and year in which Annuity Payments will begin.

ANNUITY OPTIONS: You can choose among available pay-out plans for your Annuity Payments. These are referred to as Annuity Options.

ANNUITY PAYMENTS: You can receive regular income payments from your Policy. These are referred to as Annuity Payments.

ANNUITY PHASE: The period during which we make Annuity Payments.

ANNUITY UNIT: The unit of measurement we use to calculate your Annuity Payments during the Annuity Phase.

BENEFICIARY: The person or entity you name to receive any death benefits.

FUNDS: The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and Merrill Lynch Variable Series Funds, Inc.

GUARANTEED INTEREST ACCOUNT OPTION: An investment option within our general account which earns interest credited by us.

INVESTMENT OPTIONS: The Portfolios and the Guaranteed Interest Account Option.

JOINT OWNER: The Policy can be owned by you and your spouse (the Joint Owner).

NON-QUALIFIED: If you do not purchase the Policy under a Qualified plan, your Policy is referred to as a Non-Qualified Policy.

POLICY: The AFAdvantage Variable Annuity.

POLICY ANNIVERSARY: The anniversary of the date your Policy was issued.

POLICY OWNER: The person or entity entitled to ownership rights under a Policy.

POLICY YEAR: The annual period which begins on the date your Policy was issued and each anniversary of that date.

PORTFOLIOS: The variable Investment Options available under the Policy. Each Portfolio has its own investment objective and is invested in a Fund or a corresponding portfolio of a Fund.

PURCHASE PAYMENT: The money you invest to buy the Policy.

QUALIFIED:  Policies purchased under special tax qualification  rules (examples:
Individual Retirement Annuities, 403(b) Tax-Sheltered Annuities, H.R. 10 and Corporate Pension and other qualified retirement plans).

TAX DEFERRAL: Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Policy until you take money out of your Policy.

                                     SUMMARY

The following information is a summary of some of the more important features of your annuity Policy. More detailed information is contained in the corresponding sections of this prospectus.

THE AFADVANTAGE VARIABLE ANNUITY. This prospectus describes the flexible premium variable and fixed deferred annuity policy offered by American Fidelity Assurance Company (American Fidelity). It is a contract between you, the Policy Owner, and American Fidelity, an insurance company. The Policy provides a means for investing on a Tax Deferred basis in the Portfolios and the Guaranteed Interest Account Option. The AFAdvantage Variable Annuity is designed for people seeking long-term Tax Deferred accumulation of assets, generally for retirement or other long-term purposes. The Tax Deferred feature is most attractive to people in high federal and state tax brackets. You should not buy the Policy if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

Like all deferred annuities, your Policy has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, you invest money in your annuity and your earnings accumulate on a Tax Deferred basis. Your earnings are based on the investment performance of the Portfolios you selected and/or the interest rate earned on the money you have in the Guaranteed Interest Account. You can withdraw money from your Policy during the Accumulation Phase. During the Accumulation Phase, the earnings are taxed as income only when you make a withdrawal. A federal tax penalty may apply if you make withdrawals before age 59 1/2. The Annuity Phase occurs when you begin receiving regular payments from your Policy. Among other factors, the amount of the payments you may receive during the Annuity Phase will depend upon the amount of money you are able to accumulate in your Policy during the Accumulation Phase.

ANNUITY PROVISIONS. You can receive monthly Annuity Payments from your Policy under an Annuity Option. During the Annuity Phase, payments can come from the Portfolios and/or the Guaranteed Interest Account.

HOW TO PURCHASE THE AFADVANTAGE VARIABLE ANNUITY. You may make Purchase Payments at any time during the Accumulation Phase. Each payment must be at least $25. You must complete an application and make your first Purchase Payment to purchase the Policy.

INVESTMENT OPTIONS. You may allocate your money to the Guaranteed Interest Account Option of American Fidelity or the following Portfolios:

     THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     DREYFUS STOCK INDEX FUND

     DREYFUS VARIABLE INVESTMENT FUND
          Growth and Income Portfolio
          Small Company Stock Portfolio

     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
          Merrill Lynch Prime Bond Fund
          Merrill Lynch American Balanced Fund
          Merrill Lynch High Current Income Fund
          Merrill Lynch Special Value Focus Fund
          Merrill Lynch International Equity Focus Fund







The Portfolios offer professionally managed investment choices and are fully described in the attached prospectuses for the Funds. You can make or lose money in the Portfolios, depending upon market conditions.

The Guaranteed Interest Account Option offers an interest rate that is guaranteed by us. While your money is in the Guaranteed Interest Account Option, the interest your money will earn (subject to a withdrawal charge on any withdrawals from the Guaranteed Interest Account) is guaranteed by American Fidelity.

EXPENSES. The following are the annual insurance charges which are deducted from the average daily value of your Policy allocated to the Portfolios every year:
Mortality and Expense Risk Charge - 1.25%; Administrative Charge - .15%; and Distribution Expense Charge - .10%. Each year we also deduct a $30 policy maintenance charge from your Policy. There are also annual expenses of the Portfolios which range from .28% to 1.12% of the average daily value of the Portfolios, depending upon the Portfolio(s) you invest in.

You can transfer between accounts up to 12 times a Policy Year during the Accumulation Phase. After that, the charge is the lesser of $25 or 2% of the amount transferred. You may make one transfer a Policy Year during the Annuity Phase. The one transfer is free.

During the first Policy Year, any withdrawals you make will have a withdrawal charge. After the first Policy Year, you may make a withdrawal of up to 10% of the value of your Policy once each Policy Year without incurring a withdrawal charge (referred to as the "free withdrawal amount"). If you do not use the free withdrawal amount in any year, it may not be carried forward and used the next Policy Year.

The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown below:

    Policy Year       Withdrawal Charge %
--------------------  -------------------
        1                         8%
        2                         7%
        3                         6%
        4                         5%
        5                         4%
        6                         3%
        7                         2%
        8                         1%
        9 +                       0%

American Fidelity may assess a state premium tax charge which ranges from 0 - 4.0% (depending upon the state).

TAXES. Your earnings are not taxed until you take them out. In most cases, if you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a federal tax penalty on the taxable amounts withdrawn, which in most cases is 10% on the taxable amounts. Payments during the Annuity Phase are considered partly a return of your original investment. That part of each payment is not taxable as income. If the Policy is tax-qualified, the entire payment may be taxable.

WITHDRAWALS. You may make a withdrawal at any time during the Accumulation Phase. There may be limits to the amount you can withdraw from a Qualified Plan. Any partial withdrawal must be for at least $250 (there are exceptions for withdrawals allowed under 403(b) and 401 hardship provisions), but a withdrawal must not reduce the value of your Policy below $100. This requirement is waived if the partial withdrawal is pursuant to the Systematic Withdrawal Program. You may request a withdrawal or elect the Systematic Withdrawal Program. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

DEATH BENEFIT. If you or the Annuitant die during the Accumulation Phase, the person you have selected as your Beneficiary will receive a death benefit.

OTHER INFORMATION.

     Free Look. If you cancel the Policy within 20 days after receiving it, we will refund you the greater of the Purchase Payment paid or the value of your Policy as of the earlier of the date we receive the Policy at our home office or the date our agent receives the Policy.

     No Probate. In most cases, when you die, your Beneficiary will receive the death benefit without going through probate.

INQUIRIES. If you have any questions about your AFAdvantage Variable Annuity or need more information, please contact us at:

                    American Fidelity Assurance Company
                    Annuity Services Department
                    P.O. Box 25523
                    Oklahoma City, OK 73125-0523
                    (800) 662-1106


                                   FEE TABLE

OWNER  TRANSACTION  EXPENSES

Withdrawal Charge
(as a percentage of
the amount withdrawn)
(see Note 2 below)    Policy Year  Withdrawal Charge
                      -----------  ------------------

                          1                  8%
                          2                  7%
                          3                  6%
                          4                  5%
                          5                  4%
                          6                  3%
                          7                  2%
                          8                  1%
                          9+                 0%

Transfer Fee               No charge for first 12 transfers in a Policy
                           Year during the Accumulation Phase and no
                           charge for one transfer allowed each Policy
                           Year during the Annuity Phase; thereafter the
                           fee is the lesser of $25 or 2% of the amount
                           transferred.

Policy Maintenance Charge  $30 per Policy per Policy Year.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Charge           1.25%
Administrative Charge                        .15%
Distribution Expense Charge                  .10%
                                            -----
Total Separate Account Annual Expenses      1.50%

FUND ANNUAL EXPENSES
(as a percentage of the average daily net assets of a Portfolio)


                                                                          Other
                                                                         Expenses
                                                  Management          (after expense            Total Annual
                                                     Fees              reimbursement)             Expenses
                                                  -----------  ----------------------------  -------------------------

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.       .75%           .07%                       .82%

DREYFUS STOCK INDEX FUND                                 .25%           .03%                       .28%

DREYFUS VARIABLE INVESTMENT FUND
   Growth and Income Portfolio                           .75%           .05%                       .80%
   Small Company Stock Portfolio                         .75%           .37%                      1.12%

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
(Class A Shares)
   Merrill Lynch Prime Bond Fund                         .42%           .05%                       .47%
   Merrill Lynch American Balanced Fund                  .55%           .05%                       .60%
   Merrill Lynch High Current Income Fund                .47%           .07%                       .54%
   Merrill Lynch Special Value Focus Fund                .75%           .05%                       .80%
   Merrill Lynch International Equity Focus Fund         .75%           .15%                       .90%



EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if: (a) you surrender your Policy at the end of each time period; or (b) if your Policy is not surrendered or is annuitized:

                                                    Time              Periods
                                                    1 Year            3 Years

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.  a) $125.56        a) $191.59
                                                    b) $ 45.56        b) $136.95

DREYFUS STOCK INDEX FUND                            a) $120.14        a) $176.50
                                                    b) $ 40.14        b) $120.93
DREYFUS VARIABLE INVESTMENT FUND
Growth and Income Portfolio                         a) $125.36        a) $191.04
                                                    b) $ 45.36        b) $136.36

Small Company Stock Portfolio                       a) $128.56        a) $199.87
                                                    b) $ 48.56        b) $145.74
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Prime Bond Fund                       a) $122.05        a) $181.84
                                                    b) $ 42.05        b) $126.60

Merrill Lynch American Balanced Fund                a) $123.35        a) $185.48
                                                    b) $ 43.35        b) $130.46


Merrill Lynch High Current Income Fund              a) $122.75        a) $183.80
                                                    b) $ 42.75        b) $128.68

Merrill Lynch Special Value Focus Fund              a) $125.36        a) $191.04
                                                    b) $ 45.36        b) $136.36


Merrill Lynch International Equity Focus Fund       a) $126.36        a) $193.81
                                                    b) $ 46.36        b) $139.30




THE ANNUAL EXPENSES OF THE PORTFOLIOS ARE BASED ON DATA PROVIDED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31,1997. AMERICAN FIDELITY DID NOT INDEPENDENTLY VERIFY SUCH DATA. HOWEVER, WE DID PREPARE THE EXAMPLES.

     1. The purpose of the Fee Table is to show you the various expenses you can expect to incur directly or indirectly with the Policy. The Fee Table reflects expenses of the Separate Account as well as the Funds.

     2. Under certain circumstances, you can make a withdrawal without incurring the withdrawal charge. (See Expenses - Withdrawal Charge.)

     3. Premium taxes are not reflected. They may apply.

     4. The assumed average Policy size is $1,360. The $30 policy maintenance charge is reflected in the examples as $22.06.

     5. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     As of December 31, 1997, the Separate Account had no assets. Therefore, no condensed financial information is presented.

                        THE AFADVANTAGE VARIABLE ANNUITY

An annuity is a contract between you, the Policy Owner, and an insurance company (in this case American Fidelity), where the insurance company promises to pay you (or someone else you choose) an income in the form of Annuity Payments beginning on a date chosen by you. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. Once you begin receiving Annuity Payments, your Policy is in the Annuity Phase. If you or the Annuitant die during the Accumulation Phase, American Fidelity will pay a death benefit to your Beneficiary.

The Policy benefits from Tax Deferral. Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Policy until you take money out of your Policy.

The Policy is called a variable annuity because you can choose among the available Portfolios and, depending upon market conditions, you can make or lose money in any of these Portfolios. If you select the variable annuity portion of the Policy, the amount of money you are able to accumulate in your Policy during the Accumulation Phase depends in part upon the investment performance of the Portfolio(s) you select. The Annuity Payments you will receive during the Annuity Phase can come from the Portfolios and/or the Guaranteed Interest Account.

The Guaranteed Interest Account Option offers an interest rate that is guaranteed by American Fidelity. If you select the Guaranteed Interest Account Option, your money will be placed with our other general assets. If you select the Guaranteed Interest Account Option, the amount of money you are able to accumulate in your Policy during the Accumulation Phase depends upon the total interest credited to your Policy.

POLICY OWNER . You, as the Policy Owner, have all the rights under the Policy. You can name a new Policy Owner. A change of Owner will revoke any prior designation of Owner. Any ownership changes must be sent to our home office on a form we accept. The change will go into effect when it is signed, subject to any payments we make or other actions we take before we record it. American Fidelity will not be liable for any payment made or action taken before it records the change. The Policy Owner is as designated at the time the Policy is issued, unless changed. A CHANGE OF OWNERSHIP MAY BE A TAXABLE EVENT.

JOINT OWNER . The Policy can be owned by Joint Owners. If Joint Owners are named, any Joint Owner must be the spouse of the other Owner. Upon the death of either Owner, the surviving spouse will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated in a form we accept.

BENEFICIARY . The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Policy is issued unless changed at a later date. If the Beneficiary and the Policy Owner or Annuitant, as applicable, die at the same time, we will assume that the Beneficiary died first for purposes of payment of the death benefit. You can name any Beneficiary to be an irrevocable Beneficiary. The interest of an irrevocable Beneficiary cannot be changed without his or her consent.

You can change the Beneficiary at any time during the Annuitant's life. To do so, you need to send a request to our home office. The request must be on a form we accept. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior Beneficiaries, except a change will not cancel any irrevocable Beneficiary without his or her consent. The interest of the Beneficiary will be subject to: any assignment of the Policy which is binding on us, and any Annuity Option in effect at the Annuitant's death.

ASSIGNMENT OF THE POLICY

During the Annuitant's life, you can assign some or all of your rights under the Policy to someone else. A signed copy of the assignment must be sent to our home office on a form we accept. The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it. We are not responsible for the validity or effect of any assignment. If there are irrevocable Beneficiaries, you need their consent before assigning your ownership rights in the Policy. Any assignment made after the death benefit has become payable will be valid only with our consent. If the Policy is assigned, your rights may only be exercised with the consent of the assignee of record. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the Policy is issued pursuant to a Qualified plan, there may be limitations on your ability to assign it.

                               ANNUITY PROVISIONS

ANNUITY DATE

You can receive regular monthly income payments (Annuity Payments) under your Policy. You can choose the month and year in which those payments begin. We call that date the Annuity Date. You can select an Annuity Date at any time during the Accumulation Phase. You must notify us of this date at least 30 days prior to the date you want your Annuity Payments to begin. Prior to the Annuity Date, you may change the Annuity Date by written request. Any change must be requested at least 30 days prior to the new Annuity Date. Your Annuity Date must be the first day of a calendar month. The Annuity Date may not be later than the earlier of when the Annuitant reaches attained age 85 or the maximum date permitted under state law. Your Annuity Date cannot be any earlier than 30 days after you buy the Contract.

SELECTION OF AN ANNUITY OPTION

You can choose among income plans. We call those Annuity Options. A selection to receive Annuity Payments under an Annuity Option must be made at least 30 days prior to the Annuity Date. If no option is selected, Option 2 with 120 monthly payments guaranteed will automatically be applied. Prior to the Annuity Date, you may change the Annuity Option selected by written request. Any change must be requested at least 30 days prior to the Annuity Date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

ANNUITY PAYMENTS

Annuity Payments are paid in monthly installments. Annuity Payments can be made on a variable basis (which means they will be based on the investment performance of the Portfolios) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account). However, payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity). Depending on your election, the value of your Policy (adjusted for the policy maintenance charge and any taxes) will be applied to provide the Annuity Payment. If no election has been made 30 days prior to the Annuity Date, amounts in the Guaranteed Interest Account will be used to provide a fixed annuity and amounts in the Portfolios will be used to provide a variable annuity. If you choose to have any portion of your Annuity Payments come from the Portfolio(s), the dollar amount of your payment will depend upon 3 things: 1) the value of your Policy in the Portfolio(s) on the Annuity Date, 2) the assumed investment rate used in the annuity table for the Policy, and 3) the performance of the Portfolios you selected. You can choose either a 3%, 4% or 5% assumed investment rate. If you do not choose an assumed investment rate, the assumed investment rate will be 3%. If the actual performance exceeds the 3% assumed rate (or whichever rate you choose), your Annuity Payments will increase. Similarly, if the actual rate is less than 3% (or whichever rate you choose), your Annuity Payments will decrease. If you choose a higher assumed investment rate, your initial Annuity Payment will be higher. Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate. The amount of the first Annuity Payment will depend on the Annuity Option elected and the age of the Annuitant at the time the first payment is due.

ANNUITY OPTIONS

You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option.

OPTION 1. LIFETIME ONLY ANNUITY: We will make monthly payments during the life of the Annuitant. If this option is elected, payments will stop when the Annuitant dies.

OPTION 2. LIFETIME ANNUITY WITH GUARANTEED PERIODS: We will make monthly payments for the guaranteed period selected during the life of the Annuitant. When the Annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the Beneficiary at least as rapidly as they were being paid as of the date of the Annuitant's death. The guaranteed period may be 10 years or 20 years.

OPTION 3. JOINT AND SURVIVOR ANNUITY: We will make monthly payments during the joint lifetime of the Annuitant and a joint Annuitant. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of 100%, 66 2/3% or 50% of the Annuity Payment in effect during the joint lifetime.

OPTION 4. PERIOD CERTAIN: We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only.

                HOW TO PURCHASE THE AFADVANTAGE VARIABLE ANNUITY

PURCHASE PAYMENTS

A Purchase Payment is the money you give us to buy the Policy. You may make Purchase Payments at any time during the Accumulation Phase. You may increase, decrease, or change the frequency of such payments. However, each Purchase Payment must be for at least $25. If in any year no Purchase Payments are made, the Policy will not lapse. We reserve the right to reject any application or Purchase Payment. We may deduct amounts from Purchase Payments for premium taxes, if any. At the time you buy the Policy, you and the Annuitant cannot be older than 85 years old, or the maximum age permitted under state law.

ALLOCATION OF PURCHASE PAYMENTS

We will allocate the first net Purchase Payment to one or more Investment Options according to your instructions. We will allocate subsequent Purchase Payments in the same manner as the first unless you change your instructions. You may change the allocations of Investment Options by using a form we accept. We reserve the right to limit the available Investment Options from which you may choose. All allocations must be in whole percentages, and must not be less than $25.

Once we receive your Purchase Payment and application, we will issue your Policy and allocate your first Purchase Payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. We will credit your subsequent Purchase Payments to your Policy within one business day. Our business day closes when the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

RIGHT TO EXAMINE POLICY

If you change your mind about owning the Policy, you can cancel it within 20 days after receiving it. When you cancel the Policy within this time period, we will not assess a withdrawal charge. If you return the Policy, it will be void from the beginning and we will refund to you the greater of: the Purchase Payments paid, or the value of your Policy as of the earlier of the date we receive the Policy at our home office, or the date our agent receives the Policy.

ACCUMULATION UNITS

The value of the portion of your Policy allocated to the Portfolios will go up or down depending upon the investment performance of the Portfolio(s) you choose. The value of your Policy will also depend on the expenses of the Policy. In order to keep track of the value of your Policy, we use a measurement called an Accumulation Unit. During the Annuity Phase, we call the unit an Annuity Unit.

Every business day we determine the value of an Accumulation Unit for a share of a Portfolio by multiplying the Accumulation Unit value for the previous period by a factor for each Portfolio for the current period. The factor for each Portfolio is determined by:

     1. dividing the value of the underlying Fund share at the end of the current period by the value of an underlying Fund share for the previous period; and

     2.   subtracting   from  that  amount  any   mortality  and  expense  risk,
administrative and distribution expense charges.

The value of an Accumulation Unit may go up or down from day to day.

When you make a Purchase Payment, we credit your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit for that Portfolio.

We calculate the value of an Accumulation Unit for each Portfolio after the New York Stock Exchange closes each day and then credit your Policy accordingly.

EXAMPLE:

On Thursday we receive an additional Purchase Payment of $100 from you. You direct this to go to the Merrill Lynch Special Value Focus Portfolio Investment Option. When the New York Stock Exchange closes on that Thursday, we determine that the value of an Accumulation Unit for the Merrill Lynch Special Value Focus Portfolio is $10.75. We then divide $100 by $10.75 and credit your Policy on Thursday night with 9.30 Accumulation Units for the Merrill Lynch Special Value Focus Portfolio.

                               INVESTMENT OPTIONS

When you buy the Policy you can allocate your money to the Portfolios listed below and/or the Guaranteed Interest Account.

PORTFOLIOS

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified management investment company. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

DREYFUS STOCK INDEX FUND

Dreyfus Stock Index Fund is an open-end, non-diversified, management investment company. The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

THE DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund is an open-end management investment company with thirteen portfolios. The Dreyfus Corporation serves as the investment adviser. The following are available under the Policy:

     Growth and Income Portfolio
     Small Company Stock Portfolio

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

Merrill Lynch Variable Series Funds, Inc. is an open-end management investment company with eighteen separate funds. Merrill Lynch Asset Management, L.P. is the investment adviser to the funds. The following funds are available under the
Policy:

     Merrill Lynch Prime Bond Fund
     Merrill Lynch American Balanced Fund
     Merrill Lynch High Current Income Fund
     Merrill Lynch Special Value Focus Fund
     Merrill Lynch International Equity Focus Fund

Additional Portfolios and/or Funds may be available in the future.

Shares of the Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. The Funds do not believe that offering their shares in this manner will be disadvantageous to you. Nevertheless, the Board of Trustees or the Board of Directors, as applicable, intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in a Fund. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Fund's assets which could adversely affect such Fund's net asset value per share.

YOU SHOULD READ THE PROSPECTUSES FOR THE FUNDS CAREFULLY BEFORE INVESTING. THEY CONTAIN DETAILED INFORMATION ABOUT THE FUNDS AND ARE ATTACHED TO THIS PROSPECTUS. You can obtain a copy of the Statement of Additional Information for the Funds by contacting American Fidelity's Annuity Service Office at: (800) 662-1106, P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523.

GUARANTEED INTEREST ACCOUNT OPTION

The Guaranteed Interest Account Option is an Investment Option within our general account which earns interest credited by us.

Because of certain exemptive and exclusionary provisions, interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 and the Guaranteed Interest Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. American Fidelity has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account Option. Disclosures regarding the Guaranteed Interest Account Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

VOTING RIGHTS

American  Fidelity  is the legal  owner of the Fund  shares.  However,  American
Fidelity believes that when a Fund solicits proxies in conjunction with a shareholder vote, it is required to obtain from you and other Policy Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

American Fidelity may substitute one of the Portfolios you have selected with another Portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this.

TRANSFERS

You may direct us to make transfers between all Investment Options. A transfer request must be in a form we accept. We reserve the right to limit the number of transfers that may be made. If you elect to use this transfer privilege, we will not be liable for transfers made as instructed by you. All transfers must be in whole percentages. All transfers made on a given date count as one transfer.

We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege.

TRANSFERS DURING THE ACCUMULATION PHASE. If you make more than 12 transfers in a Policy Year, there is a transfer fee deducted. The fee is the lesser of $25 per transfer or 2% of the amount transferred. The minimum amount which you can transfer is $500 from an Account or your entire value in the Account. All transfers must be in whole percentages.

TRANSFERS DURING THE ANNUITY PHASE. You may make transfers among the Portfolios. You may also make transfers from the Portfolios to the Guaranteed Interest Account Option to provide for a fixed annuity. You may only make one transfer each Policy Year during the Annuity Phase. There is no transfer fee charged for the one transfer. You cannot make a transfer from your fixed annuity to a Portfolio.

AUTOMATIC DOLLAR COST AVERAGING

Automatic Dollar Cost Averaging allows you to systematically transfer a set amount each quarter from any Investment Option (source account) to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Automatic Dollar Cost Averaging is only available during the Accumulation Phase. The minimum amount which can be transferred each quarter is $500 from each source account.

If you participate in Automatic Dollar Cost Averaging, the transfers made under the program are taken into account in determining any transfer fee.

ASSET REBALANCING

Once your money has been allocated among the Investment Options, the performance of the Investment Options may cause your allocation to shift. You can direct us to automatically rebalance your Policy to return to your original percentage allocations by selecting our Asset Rebalancing service. The transfer date will be the 1st day after the end of the Policy Year. Asset Rebalancing is only available during the Accumulation Phase. If you participate in Asset Rebalancing, the transfers made under the program are taken into account in determining any transfer fee.


                                   PERFORMANCE

American Fidelity may periodically advertise performance based on the historical performance of the various Portfolios. American Fidelity will calculate cumulative total return performance by determining the percentage change in the value of an Accumulation Unit for various time periods. This performance number reflects the deduction of the insurance charges, policy maintenance charge and expenses of the Portfolios. It will be presented with and without the withdrawal charge. Results calculated without the withdrawal charge will be higher. American Fidelity may also advertise compound average annual total return information. Compound average annual total return is determined the same way except that the results are annualized and the withdrawal charge will not be included. Any advertisement will also include average annual total return figures which reflect the deduction of the insurance charges, policy maintenance charge, withdrawal charges and the expenses of the Fund.

For periods starting prior to the date the Policies were first offered, the performance will be based on the historical performance of the corresponding Portfolios, modified to reflect the charges and expenses of the AFAdvantage Variable Annuity as if the Policies had been in existence during the period stated in the advertisement. These figures should not be interpreted to reflect actual historic performance.

More detailed information regarding how performance is calculated is found in the SAI.

Any past performance does not guarantee future results of the Portfolios.


                                    EXPENSES

There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are:

INSURANCE CHARGES

We deduct insurance charges each day. We do this as part of the calculation of the value of the Accumulation Units during the Accumulation Phase and the Annuity Units during the Annuity Phase. The insurance charges are: 1) the mortality and expense risk charge; 2) the administrative charge; and 3) the distribution expense charge.

     MORTALITY AND EXPENSE RISK CHARGE . This charge is equal, on an annual basis, to 1.25% of the average daily value of the Policy invested in a Portfolio, after the deduction of expenses. This charge compensates us for all the insurance benefits provided by your Policy (for example, the guarantee of annuity rates, the death benefits, certain expenses related to the Policy), and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Policy.

     ADMINISTRATIVE CHARGE . This charge is equal, on an annual basis, to .15% of the average daily value of the Policy invested in a Portfolio, after the deduction of expenses. This charge may be increased but will never be more than
 .25% of the average daily value of the Policy invested in a Portfolio. This charge, together with the policy maintenance charge (which is explained below), is for all the expenses associated with the administration of the Policy. Some of these expenses include: preparation of the Policy, confirmations, annual reports and statements, maintenance of Policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

     DISTRIBUTION EXPENSE CHARGE . This charge is equal, on an annual basis, to .10% of the average daily value of the Policy invested in a Portfolio, after the deduction of expenses.  This charge may be increased but will never be more than
 .25% of the average  daily value of the Policy  invested  in a  Portfolio.  This
charge  compensates   American  Fidelity  for  the  costs  associated  with  the distribution of the Policies.

POLICY MAINTENANCE CHARGE

Every Policy Year American Fidelity deducts $30 from your Policy as a policy maintenance charge. American Fidelity reserves the right to change the policy maintenance charge, however, it will never be more than $36 per year. The charge will be deducted pro-rata from the Accounts. During the Accumulation Phase, the policy maintenance charge will be deducted on each Policy Anniversary. If you make a total withdrawal on other than a Policy Anniversary, the full policy maintenance charge will be deducted at the time of the withdrawal. During the Annuity Phase, the charge will be deducted pro-rata from Annuity Payments.

WITHDRAWAL CHARGE

Withdrawals may be subject to a withdrawal charge. During the Accumulation Phase, you can make withdrawals from your Policy (see the "Withdrawals" section). During the first Policy Year, all withdrawals will have a withdrawal charge. After the first Policy Year, you can make a withdrawal of up to 10% of the value of your Policy (at the time you request the withdrawal) once each Policy Year without incurring a withdrawal charge (free withdrawal amount). If you do not use the free withdrawal amount in any year, it cannot be carried forward to the next Policy Year.

The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown below:

   Policy Year        Withdrawal Charge %
--------------------  -------------------
        1                        8%
        2                        7%
        3                        6%
        4                        5%
        5                        4%
        6                        3%
        7                        2%
        8                        1%
        9+                       0%

The withdrawal charge is calculated at the time of each withdrawal and will never exceed 8% of the total Purchase Payments. For partial withdrawals, the charge will be deducted from the value of your Policy remaining. No withdrawal charge will be applied when a death benefit is paid or payment under any Annuity Option providing at least seven annual or 72 monthly payments.

The withdrawal charge compensates us for expenses associated with selling the Policy.

NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the Policy. Thus, for tax purposes, earnings are considered to come out first. THERE ARE LIMITS TO THE AMOUNT YOU CAN WITHDRAW FROM A QUALIFIED PLAN KNOWN AS SECTION 403(b) PLAN. See Taxes and the discussion in the SAI.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

American Fidelity may reduce or eliminate the amount of the withdrawal charge when the Policy is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with American Fidelity. American Fidelity will not deduct a withdrawal charge under a Policy issued to an officer, director or employee of American Fidelity or any of its affiliates. Any circumstances resulting in the reduction or elimination of the withdrawal charge requires our prior approval.

TRANSFER FEE

There is no charge for the first 12 transfers in a Policy Year during the Accumulation Phase. Thereafter, the fee is the lesser of $25 or 2% of the amount transferred. During the Annuity Phase, there is no charge for the one transfer allowed during each Policy Year.

The transfer fee is deducted from the Investment Option which is the source of the transfer. If your entire interest in an Investment Option is being
transferred,   the  transfer  fee  will  be  deducted   from  the  amount  being
transferred. If you make transfers from multiple Investment Options, the transfer fee will be deducted pro-rata from each source Investment Option.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. American Fidelity is responsible for the payment of these taxes and will make a deduction from the value of your Policy for them. Some of these taxes are due when the Policy is issued, others are due when Annuity Payments begin. It is our current practice to pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 4.0%, depending on the state.

INCOME TAXES

American Fidelity will deduct from the Policy any income taxes which it may incur because of the Policy. Currently, American Fidelity is not making any such deductions.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds which are described in the attached prospectuses for the Funds.


                                      TAXES

NOTE: AMERICAN FIDELITY HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITIES IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules provide that you will not be taxed on the earnings on the money held in your annuity until you take the money out. This is referred to as Tax Deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of Policy - Qualified or Non-Qualified (see following sections).

You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a withdrawal or as Annuity Payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after you have received all of your Purchase Payments are fully includible in income.

When a Non-Qualified Policy is owned by a non-natural person (e.g., a corporation or certain other entities other than tax-qualified trusts), the Policy will generally not be treated as an annuity for tax purposes. This means that the Policy may not receive the benefits of Tax Deferral. Income may be taxed as ordinary income every year.

QUALIFIED AND NON-QUALIFIED POLICIES

     If you purchase the Policy under a Qualified plan, your Policy is referred to as a Qualified Policy. Examples of Qualified plans are: Individual Retirement Annuities (IRAs), including Roth IRAs, Tax-Sheltered Annuities (sometimes referred to as 403(b) Policies), H.R. 10 Plans (sometimes referred to as Keogh plans) and Corporate Pension and Profit-Sharing Plans.

If you do not purchase the Policy under a Qualified plan, your Policy is referred to as a Non-Qualified Policy.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED POLICIES

If you make a withdrawal from your Policy, the Code treats such a withdrawal as first coming from earnings and then from your Purchase Payments. In most cases, such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after the Owner dies; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

The Policy provides that when the Annuitant dies prior to the Annuity Date, a death benefit will be paid to the Beneficiary. If the Owner is not the Annuitant, such payments made when the Annuitant dies do not qualify for the death of Owner exception described above, and will be subject to the 10% tax penalty unless the Beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED POLICIES

The above information describing the taxation of Non-Qualified Policies does not apply to Qualified Policies. In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis to your total accrued benefit under the retirement plan. The Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Policies issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities), 408 and 408A (Individual Retirement Annuities) and 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans). To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his designated beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in item (c) applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

A more complete discussion of withdrawals from Qualified Policies is contained in the SAI.

TAX TREATMENT OF WITHDRAWALS - TAX-SHELTERED ANNUITIES

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that the Portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity would be considered the owner of the shares of the Portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent under federal tax law Owners are permitted to select Portfolios, to make transfers among the Portfolios or the number and type of Portfolios Owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Portfolios.

Due to the uncertainty in this area, American Fidelity reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.


                                   WITHDRAWALS

You can have access to the money in your Policy: (1) by making a withdrawal (either a partial or a total withdrawal); (2) by receiving Annuity Payments; or
(3) when a death benefit is paid to your Beneficiary. Withdrawals can only be made during the Accumulation Phase.

You may withdraw all or some of the value of your Policy, minus taxes due, if any, minus the withdrawal charge and policy maintenance charge. You must apply for a withdrawal using a form we accept. Any partial withdrawal amount must be at least $250, with exceptions for hardship. This requirement is waived if the partial withdrawal is pursuant to the Systematic Withdrawal Program (see below). After a withdrawal, the value of your Policy cannot be less than $100. Any amount withdrawn will be deducted pro-rata from the Investment Options. If you want to withdraw amounts in any other proportion, you must tell us using a form we accept.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limits to the amount you can withdraw from a Qualified plan referred to as a 403(b) plan. For a more complete explanation see - Taxes and the discussion in the SAI.

SYSTEMATIC WITHDRAWAL PROGRAM

After the first Policy Year, you can participate in a Systematic Withdrawal Program in lieu of the 10% free withdrawal option. If the total amount of systematic withdrawals during a Policy Year exceeds the 10% free withdrawal amount, a withdrawal charge will be incurred. During the Policy Year that systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your Policy on the business day before you request systematic withdrawals. The request must be made on a form we accept. During subsequent years, the free withdrawal amount will be based on the value of your Policy on the last Policy Anniversary. Systematic withdrawals can be made monthly, quarterly or semi-annually. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

American   Fidelity  may  be  required  to  suspend  or  postpone  payments  for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of the Fund shares is not reasonably practicable or American Fidelity cannot reasonably value the Fund shares;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

American Fidelity has reserved the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.


                                      LOANS

If you purchased your Policy under a 403(b) Qualified plan, we may make a loan to you at any time before Annuity Payments begin. However, no loans will be made during the first Policy Year. The security for the loan will be the value of your Policy in the Guaranteed Interest Account. The loan cannot be more than the lesser of $50,000 or one-half of the value of your Policy in the Guaranteed Interest Account. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $2,500 (which can be changed by us at our discretion).

If a loan payment is not made within 60 days of the date a payment is due, the outstanding loan balance (principal plus interest) will become due and payable. If not repaid, the loan balance plus interest will be considered in default and will be treated as taxable income for the tax year of the default. Satisfaction of any unpaid loan balance plus interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest which, if not paid by you, will be taxable income in the tax year accrued. Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable.

Upon your death, the Beneficiary will receive the death benefit reduced by the loan balance. If Annuity Payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.


                                  DEATH BENEFIT

DEATH BENEFIT AMOUNT

The death benefit will be the greater of: (1) the Purchase Payments you have made, less any money you have taken out and any applicable withdrawal charges; or (2) the value of your Policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death and an election for the payment period.

DEATH OF OWNER BEFORE ANNUITY DATE

If you or any Joint Owner dies before the Annuity Date, the death benefit will be paid to your Beneficiary. When any Joint Owner dies, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other person chosen as a Beneficiary at the time of death will be treated as a contingent Beneficiary. The death benefit will be paid under one of the following death benefit options.

Death Benefit Options:

If you or any Joint Owner dies before the Annuity Date, a Beneficiary who is not your spouse must elect the death benefit to be paid under one of the following options:

     1. lump sum payment;

     2. payment of the entire death benefit within five years of the date of your death or the death of any Joint Owner; or

     3. payment of the death benefit under any Annuity Option. If this option is chosen, the annuity must be distributed over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and the distribution must begin within one year of the date of your death or any Joint Owner's death.

Any portion of the death benefit not applied under an Annuity Option within one year of the date of death must be distributed within five years of the date of death.

If the Beneficiary is your spouse (spousal Beneficiary), he or she may:

     1. choose to continue the Policy in his or her own name at the current value of the Policy;

     2. choose a lump sum payment of the death benefit; or

     3. apply the death benefit to an Annuity Option.

If the deceased Owner was also the Annuitant and the spousal Beneficiary continues the Policy or applies the death benefit to an Annuity Option, the spousal Beneficiary will become the new Annuitant.

If a lump sum payment is requested, we will pay the amount within seven days of receipt of proof of death and the election, unless the Suspension or Deferral Payments Provision is in effect. Payment to the Beneficiary (other than a lump sum payment) may only be elected during the 60 day period beginning with the date we receive proof of death. If the Beneficiary does not select a payment method during the 60 day period after we receive proof of death, the death benefit will be paid in a lump sum.

DEATH OF ANNUITANT BEFORE THE ANNUITY DATE

If you are not the Annuitant and the Annuitant dies before the Annuity Date, the death benefit will be paid to the Beneficiary. The death benefit will be paid in a lump sum and must be paid in full within five years of the date of death. If the Owner is a non-individual (e.g., a corporation), the death of the Annuitant will be treated as the death of the Owner.

DEATH OF OWNER AFTER THE ANNUITY DATE

If you, or any Joint Owner who is not the Annuitant, die during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as they were being paid at your death or such Joint Owner's death. When any Owner dies during the Annuity Period, the Beneficiary becomes the Owner. Upon the death of any Joint Owner during the Annuity Period, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

DEATH OF ANNUITANT AFTER THE ANNUITY DATE

If the Annuitant dies on or after the Annuity Date, the death benefit, if any, will be as set forth in the Annuity Option elected. Death benefits will be paid at least as rapidly as they were being paid at the Annuitant's death.


                                OTHER INFORMATION

AMERICAN FIDELITY

American Fidelity Assurance Company (American Fidelity), 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 is an Oklahoma stock life insurance company organized in 1960. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in forty-nine states and the District of Columbia. American Fidelity is a wholly-owned subsidiary of American Fidelity Corporation since 1974.

THE SEPARATE ACCOUNT

American Fidelity established a separate account, American Fidelity Separate Account B (Separate Account), to hold the assets that underlie the Policies. Our Board of Directors adopted a resolution to establish the Separate Account under Oklahoma insurance law on September 20, 1996. American Fidelity has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

The assets of the Separate Account are held in American Fidelity 's name on behalf of the Separate Account and legally belong to American Fidelity. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Policies and not against any other Policies we may issue.

LEGAL PROCEEDINGS

There are no pending material legal proceedings affecting the Separate Account, American Fidelity or American Fidelity Securities, Inc.

DISTRIBUTION

American Fidelity Securities, Inc. (AFS, Inc.) acts as the distributor of the Policies. AFS, Inc. is a wholly-owned subsidiary of American Fidelity.

ADMINISTRATION

American  Fidelity  performs  certain  administrative   services  regarding  the
Policies. The administrative services include issuance of the Policies and maintenance of Policy Owner's records.

FINANCIAL STATEMENTS

The financial statements of American Fidelity have been included in the Statement of Additional Information. No financial statements of the Separate Account have been included because, as of December 31, 1997, the Separate Account had no assets.



          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----

General Information and History of the Company                                3

Experts                                                                       3

Legal Opinions                                                                3

Distributor                                                                   3

Reduction or Elimination of the Withdrawal Charge                             3

Calculation of Performance Information                                        4

Federal Tax Status                                                            9

Annuity Provisions                                                           18

Financial Statements                                                         19



       ________________________________________________________________________


                                                              __________________

                                                              __________________

                                                              __________________



FRONT
-----

       American Fidelity Assurance Company
       P.O. Box 25523
       Oklahoma City, OK 73125






          Attention: Pension and Annuity Department




Please  send me, the  Statement  of  Additional  Information  for the  following:
[ ]  AFAdvantage Variable Annuity                [ ] Merrill Lynch Variable Series Fund, Inc.
[ ]  The Dreyfus Socially Responsible Growth
     Fund, Inc.
[ ]  Dreyfus Stock Index Fund
[ ]  Dreyfus Variable Investment Fund



Name     _______________________________________________________________________
         (please print)

Address  _______________________________________________________________________
         (please print)

         _______________________________________________________________________
         (please print)

         _______________________________________________________________________
         (please print)


                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

             INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED
                                ANNUITY POLICIES

                                    ISSUED BY

                      AMERICAN FIDELITY SEPARATE ACCOUNT B

                                       AND

                       AMERICAN FIDELITY ASSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1998, FOR THE INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY POLICIES WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE US AT:
AMERICAN FIDELITY ASSURANCE COMPANY, ANNUITY SERVICES DEPARTMENT, P.O. BOX 25523, OKLAHOMA CITY, OK 73125-0523, (800) 662-1106.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1998.


                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION AND HISTORY OF THE COMPANY                              3

EXPERTS                                                                     3

LEGAL OPINIONS                                                              3

DISTRIBUTOR                                                                 3

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE                           3

CALCULATION OF PERFORMANCE INFORMATION                                      4

FEDERAL TAX STATUS                                                          9

ANNUITY PROVISIONS                                                         18

FINANCIAL STATEMENTS                                                       19




                 GENERAL INFORMATION AND HISTORY OF THE COMPANY

American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business.

The Company is a wholly-owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership ("CELP"). In accordance with the partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam.

                                    EXPERTS

The financial statements of the Company as of and for the year ended December 31, 1997 and 1996 and for each of the years in the three year period ended December 31, 1997, included in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policies.

                                   DISTRIBUTOR

American Fidelity Securities, Inc., a wholly-owned subsidiary of the Company, acts as the distributor. The offering is on a continuous basis.


                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the withdrawal charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the withdrawal charge will be determined by the Company after examination of the following factors: 1) the size of the group; 2) the total amount of purchase payments expected to be received from the group; 3) the nature of the group for which the Policies are purchased, and the persistency expected in that group; 4) the purpose for which the Policies are purchased and whether that purpose makes it likely that expenses will be reduced; and 5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for sales is contractually guaranteed.

The withdrawal charge will be eliminated when the Policies are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                     CALCULATION OF PERFORMANCE INFORMATION

From time to time, the Company may advertise performance data as described in the Prospectus. All performance advertising will include quotations of standardized average annual total return, calculated in accordance with standard methods prescribed by the rules of the Securities and Exchange Commission, to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return advertised for a specific period is found by first taking a hypothetical $1,000 investment in a Portfolio on the first day of the period at the offering price, which is the Accumulation Unit value per unit (initial investment) and computing the ending redeemable value (redeemable value) of that investment at the end of the period. The average annual total return (T) is computed by equating the redeemable value (ERV) with the initial hypothetical $1,000 investment (P) over a period of years (n) according to the following formula:
ERV = P (1+T)**n (where "**n" means to the nth power). Standardized average annual total return reflects the expenses of the Portfolio, the deduction of a policy maintenance charge, mortality and expense risk, distribution expense and administrative charges. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states. Cumulative total return may also be provided. Cumulative total return is calculated the same way as average annual total return except the results are not annualized.

Nonstandardized compound average annual return and nonstandardized cumulative total return may also be advertised. Nonstandardized compound average annual return and nonstandardized cumulative total return will not include the withdrawal charge and may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return and cumulative total return.

The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Portfolio has been in existence if it has not been in existence for one of the prescribed periods. If Accumulation
Units for the Policies have not been in existence for as long as the corresponding Portfolio, the standardized average annual total return and nonstandardized total return quotations will show what the investment performance of Accumulation Units would have been (reduced by the applicable charges) had they been held in a Portfolio for the period quoted (see below).

Quotations of standardized average annual total return and nonstandardized total returns are based upon historical earnings and will fluctuate. Past performance does not guarantee future results. Factors affecting the performance of a Portfolio include general market conditions, operating expenses and investment management. An Owner's value upon a withdrawal of a Policy may be more or less than the original Purchase Payment.

PERFORMANCE INFORMATION

The Accumulation Units of the Separate Account are new and therefore have no performance history. However, the corresponding Funds have been in existence for some time and consequently have investment performance history. In order to demonstrate how the historical investment experience of the Funds affects Accumulation Unit values, the following performance information was developed. The information is based upon the historical experience of the Funds and is for the periods shown.

ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from the examples shown below. Chart 1 shows the performance of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Portfolio and a deduction of all charges and deductions (see "Expenses" in the prospectus). Chart 2 is identical to Chart 1 except that it does not reflect the deduction of the withdrawal charge. Chart 3 shows cumulative total return with the deduction of all charges. Chart 4 shows cumulative total return without the deduction of the withdrawal charge. The performance figures in all 4 charts also reflect the actual fees and expenses paid by each Portfolio. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value. All calculations do not reflect the deduction of any premium taxes.

HISTORICAL PERFORMANCE FOR PERIODS ENDING 12/31/97:

CHART 1 - AVERAGE ANNUAL TOTAL RETURN
                                                           10 YEARS
                                                           or Since      INCEPTION
                                 1 YEAR      5 YEARS       Inception       DATE
                                 ------      -------       ---------       ----

The Dreyfus Socially
Responsible Growth Fund, Inc.     15.52%          N/A        15.49%       10/07/93

Dreyfus Stock Index Fund          19.98%       14.44%        11.25%       9/29/89

Dreyfus Variable Investment Fund

Growth and Income Portfolio        3.48%          N/A        18.67%       5/02/94

Small Company Stock Portfolio      8.96%          N/A         8.62%       5/01/96

Merrill Lynch Variable Series
   Funds, Inc.

Prime Bond Portfolio              -3.98%        2.11%         4.65%       4/20/82

American Balanced Portfolio        7.49%        5.84%         6.64%       6/01/88

High Current Income Portfolio     -1.65%        5.37%         8.28%       4/20/82

Special Value Focus Portfolio      1.14%        8.93%         7.74%       4/20/82



International Equity Focus
   Portfolio                     -16.26%          N/A        -1.63%       7/01/93


CHART 2 - COMPOUND AVERAGE ANNUAL RETURN (WITHOUT WITHDRAWAL CHARGES)

                                                            10 YEARS
                                                            or Since      INCEPTION
                                 1 YEAR       5 YEARS       Inception       DATE
                                 ------       -------       ---------       ----
The Dreyfus Socially
Responsible Growth Fund, Inc.     23.52%         N/A         16.49%        10/07/93

Dreyfus Stock Index Fund          27.98%       15.28%        11.25%        9/29/89


Dreyfus Variable Investment Fund

Growth and Income Portfolio       11.48%         N/A         20.03%       5/02/94

Small Company Stock Portfolio     16.96%         N/A         12.94%       5/01/96

Merrill Lynch Variable Series
Funds, Inc.

Prime Bond Portfolio               4.02%        2.86%         4.65%        4/20/82

American Balanced Portfolio       12.36%        6.62%         6.64%        6/01/88

High Current Income Portfolio      6.35%        6.14%         8.28%        4/20/82

Special Value Focus Portfolio      7.06%        9.73%         7.74%        4/20/82

International Equity Focus
   Portfolio                       -8.98%         N/A         -0.82%        7/01/93


CHART 3- CUMULATIVE TOTAL RETURN
                                                            10 YEARS
                                                            or Since      INCEPTION
                                 1 YEAR       5 YEARS       Inception       DATE
                                 ------       -------       ---------       ----


The Dreyfus Socially
Responsible Growth Fund, Inc.     15.52%         N/A         84.01%        10/07/93

Dreyfus Stock Index Fund          19.98%       96.27%       141.28%        9/29/89

Dreyfus Variable Investment Fund

Growth and Income Portfolio        3.48%         N/A         87.37%        5/02/94

Small Company Stock Portfolio      8.96%         N/A         14.81%        5/01/96

Merrill Lynch Variable Series
Funds, Inc.

Prime Bond Portfolio              -3.98%       10.98%        57.57%        4/20/82

American Balanced Portfolio        7.49%       32.79%        85.26%        6/01/88

High Current Income Portfolio     -1.65%       29.88%       121.56%        4/20/82

Special Value Focus Portfolio      1.14%       53.36%       110.68%        4/20/82

International Equity Focus
   Portfolio                     -16.26%         N/A         -7.12%        7/01/93


CHART 4- CUMULATIVE TOTAL RETURN WITHOUT WITHDRAWAL CHARGES
                                                            10 YEARS
                                                            or Since      INCEPTION
                                 1 YEAR       5 YEARS       Inception       DATE
                                 ------       -------       ---------       ----

The Dreyfus Socially
Responsible Growth Fund, Inc.     23.52%         N/A         90.88%        10/07/93

Dreyfus Stock Index Fund          27.98%      103.60%       141.28%        9/29/89

Dreyfus Variable Investment Fund

Growth and Income Portfolio       11.48%         N/A         95.37%        5/02/94

Small Company Stock Portfolio     16.96%         N/A         22.53%        5/01/96

Merrill Lynch Variable Series
Funds, Inc.

Prime Bond Portfolio               4.02%       15.13%        57.57%        4/20/82

American Balanced Portfolio       12.36%       37.75%        85.26%        6/01/88

High Current Income Portfolio      6.35%       34.73%       121.56%        4/20/82

Special Value Focus Portfolio      7.06%       59.08%       110.68%        4/20/82

International Equity Focus
   Portfolio                      -8.98%         N/A         -3.65%        7/01/93


                                   FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS
"ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Policy until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Policy. For Non-Qualified Policies, this cost basis is generally the Purchase Payments, while for Qualified Policies there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Policy (adjusted for any period certain or refund feature) bears to the expected return under the Policy. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Policy has been recovered (i.e. when the total of the excludable amounts equal the investment in the Policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Policy within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Policies should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Policy as an annuity contract would result in imposition of federal income tax to the Policy Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that annuity contracts such as the Policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds underlying the Policies will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to receipt of payments under the Policy.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

MULTIPLE POLICIES

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year period.

POLICIES OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on purchase payments for the Policies will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Policies held by a trust or other entity as an agent for a natural person nor to Policies held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Policy to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Policy may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Policies.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED POLICIES

Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The Policy provides that upon the death of the Annuitant prior to the Annuity Date, the death benefit will be paid to the named Beneficiary. Such payments made upon the death of the Annuitant who is not the Owner of the Policy do not qualify for the death of Owner exception described above, and will be subject to the ten percent (10%) distribution penalty unless the Beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

The above information does not apply to Qualified Policies. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Policies. (See "Tax Treatment of Withdrawals - Qualified Policies.")

QUALIFIED PLANS

The Policies offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum Purchase Payment requirements, the Policies may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Policies issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Policies may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Policy issued under a Qualified Plan.

Policies issued pursuant to Qualified Plans include special provisions restricting Policy provisions that may otherwise be available and described in this Statement of Additional Information. Generally, Policies issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Policies. (See "Tax Treatment of Withdrawals - Qualified Policies.")

a.   Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Policies for the benefit of their employees. Such contributions are not includable in the gross income of the employee until the employee receives distributions from the Policy. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Policies" and "Tax-Sheltered Annuities - Withdrawal Limitations.") Employee loans are allowed under these Policies. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment and the tax consequences of loans.

b.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Policies.") Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Policies for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.


      ROTH IRAs

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year periods beginning with tax year 1998.

Purchasers of Policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.



c.   H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Policies.") Purchasers of Policies for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Policies to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Policies.") Purchasers of Policies for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED POLICIES

In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Policy. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Policies issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities), 408(b) (Individual Retirement Annuities) and 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans). To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his designated beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in item (c) applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2 ; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Policy value which represents contributions by the Owner and does not include any investment results. The limitations on withdrawals apply only to salary reduction contributions made after the end of the plan year beginning in 1988, and to income attributable to such contributions and to income attributable to amounts held as of the end of the plan year beginning in 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.


                               ANNUITY PROVISIONS

VARIABLE ANNUITY PAYOUT

An Owner may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the Portfolios in accordance with the allocation of the value of the Policy to the Portfolios during the Annuity Period. Variable annuity payments are not guaranteed as to dollar amount.

The Company will determine the number of Annuity Units payable for each payment by dividing the dollar amount of the first annuity payment by the Annuity Unit value for each applicable Portfolio on the Annuity Date. This sets the number of Annuity Units for each applicable Portfolio. The number of Annuity Units payable remains the same unless an Owner transfers a portion of the annuity benefit to another Portfolio or to a fixed annuity. The dollar amount is not fixed and will change from month to month.

The dollar amount of the variable annuity payments for each applicable Portfolio after the first payment is determined by multiplying the fixed number of Annuity Units per payment in each Portfolio by the Annuity Unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Portfolio. The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.

VARIABLE ANNUITY UNIT

The value of any annuity unit for each Portfolio was arbitrarily set initially at $10. The Annuity Unit value at the end of any subsequent valuation period is determined as follows:

     1. The net investment factor for the current valuation period is multiplied by the value of the Annuity Unit for the Fund for the immediately preceding valuation period.

     2. The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.

An Owner can choose either a 3%, 4%, or 5% assumed investment rate. If one is not chosen, the assumed investment rate will be 3%.

The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option. A higher assumed investment rate will result in a higher first payment. Choice of a lower assumed investment rate will result in a lower first payment. Payments will increase whenever the actual return exceeds the chosen rate. Payments will decrease whenever the actual return is less than the chosen rate.

FIXED ANNUITY PAYOUT

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 3% Annuity Table. The fixed annuity provides a 3% annual guaranteed interest rate on all Annuity Options. The Company may pay or credit excess interest on a fixed annuity at its discretion.

                              FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                       AMERICAN FIDELITY ASSURANCE COMPANY

                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                    AS OF DECEMBER 31, 1997 AND 1996, AND FOR

                       EACH OF THE YEARS IN THE THREE-YEAR

                         PERIOD ENDED DECEMBER 31, 1997

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)




                          INDEPENDENT AUDITORS' REPORT

Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

                                         /S/ KPMG PEAT MARWICK LLP

March 16, 1998



              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                           Assets                                                    1997                1996
                           ------                                                    ----                ----

Investments:

     Fixed maturities held-to-maturity, at amortized cost
         (fair value $241,863 and $251,034 in 1997 and
         1996, respectively)                                                    $    234,799             251,944
     Fixed maturities available-for-sale, at fair value
         (amortized cost of $622,712 and $551,856
         in 1997 and 1996, respectively)                                             642,577             559,121
     Equity securities, at fair value:
         Common stocks (cost $11,023 and $9,692 in
              1997 and 1996, respectively)                                            11,736              12,046
     Mortgage loans on real estate, net                                              135,122             130,508
     Investment real estate, at cost (less accumulated
         depreciation of $1,350 and $7,047 in 1997
         and 1996, respectively)                                                       9,070              18,954
     Policy loans                                                                      8,668               8,359
     Short-term and other investments                                                 20,770              12,763
                                                                                 -----------         -----------
                                                                                   1,062,742             993,695
                                                                                   ---------          ----------

Cash                                                                                   8,427              15,962

Accrued investment income                                                             14,357              14,248

Accounts receivable:

     Uncollected premiums                                                             20,571              21,665
     Reinsurance receivable                                                           57,503              36,794
     Other                                                                            15,248              12,341
                                                                                 -----------         -----------
                                                                                      93,322              70,800
                                                                                 -----------         -----------

Deferred policy acquisition costs                                                    177,737             162,497

Other assets                                                                           5,761               6,954

Separate account assets                                                              137,090              98,896
                                                                                  ----------         -----------


              Total assets                                                       $ 1,499,436           1,363,052
                                                                                   =========           =========



See accompanying notes to consolidated financial statements.


              Liabilities and Stockholder's Equity                                   1997                1996
              ------------------------------------                                   ----                ----

Policy liabilities:

     Reserves for future policy benefits:

         Life and annuity                                                       $    105,663             102,820
         Accident and health                                                         140,530             121,097
     Unearned premiums                                                                 2,686               2,376
     Benefits payable                                                                 35,347              33,178
     Funds held under deposit administration contracts                               580,499             556,665
     Other policy liabilities                                                         92,144              85,068
                                                                                 -----------         -----------
                                                                                     956,869             901,204
                                                                                  ----------          ----------

Other liabilities:

     Net deferred income tax liability                                                59,198              48,278
     General expenses, taxes, licenses and fees payable
         and other liabilities                                                        36,099              34,125
                                                                                 -----------         -----------
                                                                                      95,297              82,403
                                                                                 -----------         -----------

Notes payable                                                                         50,719              19,839

Separate account liabilities                                                         137,090              98,896
                                                                                  ----------         -----------
              Total liabilities                                                    1,239,975           1,102,342
                                                                                   ---------           ---------

Stockholder's equity:

     Common stock, par value $10 per share.  250,000
         shares authorized, issued and outstanding                                     2,500               2,500
     Additional paid-in capital                                                       23,244              19,916
     Net unrealized holding gain on investments
         available-for-sale, net of deferred tax expense
         of $7,207 and $3,367 in 1997 and
         1996, respectively                                                           13,371               6,252
     Retained earnings                                                               220,346             232,042
                                                                                  ----------          ----------
              Total stockholder's equity                                             259,461             260,710


Commitments and contingencies (notes 9, 10, 11, 13 and 14)
              Total liabilities and stockholder's equity                         $ 1,499,436           1,363,052
                                                                                   =========           =========



              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                1997            1996           1995
                                                                                ----            ----           ----
Revenues:
   Premiums:

     Life and annuity                                                      $   25,282           24,187          24,514
     Accident and health                                                      181,944          166,057         156,960
                                                                              -------          -------         -------
                                                                              207,226          190,244         181,474
   Net investment income                                                       69,175           67,502          65,326
   Other                                                                       13,190           11,250          12,190
                                                                             --------         --------        --------
         Total revenues                                                       289,591          268,996         258,990
                                                                              -------          -------         -------

Benefits:
   Benefits paid or provided:

     Life and annuity                                                          18,045           18,539          18,849
     Accident and health                                                      105,594           93,858          74,219
   Interest credited to funded contracts                                       30,207           28,386          27,635
   Increase in reserves for future policy benefits:
     Life and annuity (net of increase (decrease) in reinsurance  reserves ceded of $55, $(3), and $53 in 1997,
       1996, and 1995, respectively)                                            2,788            4,336           4,619
     Accident and health (net of increase (decrease) in
       reinsurance reserves ceded of $9,838, $6,704, and
       $(250), in 1997, 1996, and 1995, respectively)                          10,250           13,259          15,535
                                                                             --------         --------        --------
                                                                              166,884          158,378         140,857
                                                                              -------          -------         -------
Expenses:

   Selling costs                                                               56,835           47,105          48,784
   Other operating, administrative and general expenses                        43,241           44,942          42,586
   Taxes, other than federal income taxes, and licenses and fees                7,251            6,535           6,250
   Increase in deferred policy acquisition costs                              (15,240)         (10,082)        (11,902)
                                                                             --------         --------        --------
                                                                               92,087           88,500          85,718
                                                                             --------         --------        --------

         Total benefits and expenses                                          258,971          246,878         226,575
                                                                              -------          -------         -------

         Income before income taxes                                            30,620           22,118          32,415

Income taxes:

   Current                                                                      2,680            4,421          10,443
   Deferred                                                                     5,802            4,650             554
                                                                            ---------        ---------      ----------
                                                                                8,482            9,071          10,997
                                                                            ---------        ---------        --------

         Net income                                                        $   22,138           13,047          21,418
                                                                             ========         ========        ========

Basic net income per share                                                 $ 88.55               52.19           85.67
                                                                             =====           =========       =========

See accompanying notes to consolidated financial statements.


              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                 (IN THOUSANDS)

                                                                                      Net
                                                                Additional        Unrealized
                                                Common           Paid-in            Holding            Retained
                                                 Stock           Capital             Gain              Earnings

Balance at December 31, 1994                    $ 2,500            13,633              949                201,777

Net income                                            -                 -                -                 21,418

Investments transferred to available-
   for-sale, net of deferred taxes                    -                 -            8,828                      -

Increase in unrealized holding gain,
   net of deferred taxes                              -                 -            6,251                      -

Capital contributed by parent on
   sale of AFI                                        -             4,085                -                      -
                                               --------           -------       ----------                 ------

Balance at December 31, 1995                      2,500            17,718           16,028                223,195

Net income                                            -                 -                -                 13,047

Decrease in unrealized holding gain,
   net of deferred taxes                              -                 -           (9,776)                     -

Capital contributed by parent                         -             2,198                -                      -

Dividends                                         -                 -               -                      (4,200)
                                               --------        ----------       ----------              ---------

Balance at December 31, 1996                      2,500            19,916            6,252                232,042

Net income                                            -                 -                -                 22,138

Increase in unrealized holding gain,
   net of deferred taxes                              -                 -            7,119                      -

Capital contributed by parent                         -             3,328                -                      -

Dividends                                             -                 -                -                (33,834)
                                               --------        ----------       ----------               --------

Balance at December 31, 1997                    $ 2,500            23,244           13,371                220,346
                                                  =====            ======           ======                =======


See accompanying notes to consolidated financial statements.


              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                 (IN THOUSANDS)

                                                                                   1997             1996          1995
                                                                                   ----             ----          ----

Cash flows from operating activities:

   Net income                                                                $    22,138           13,047         21,418
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Provision for depreciation on investment real estate                          653              935            876
       Accretion of discount on investments                                         (546)            (469)          (605)
       Realized gains on investments                                              (1,823)          (1,793)        (2,423)
       Increase in deferred policy acquisition costs                             (15,240)         (10,082)       (11,902)
       Increase in accrued investment income                                        (218)            (478)        (1,819)
       (Increase) decrease in accounts receivable                                (23,254)         (15,006)           847
       Increase in policy liabilities                                             56,043           36,130         66,489
       Increase in general expenses, taxes, licenses and
         fees payable and other liabilities                                        2,656            4,257            256
       Deferred income taxes                                                       5,802            4,650            554
       Other                                                                         949              840            471
                                                                             -----------      -----------    -----------
           Total adjustments                                                      25,022           18,984         52,744
                                                                               ---------        ---------      ---------

           Net cash provided by operating activities                              47,160           32,031         74,162
                                                                               ---------        ---------      ---------

Cash  flows  from  investing   activities:   Sale,   maturity  or  repayment  of
   investments:

     Fixed maturities held-to-maturity                                            20,940           26,867         73,984
     Fixed maturities available-for-sale                                         133,727          166,678         36,640
     Equity securities                                                            11,673            5,708          5,635
     Mortgage loans on real estate                                                20,200           15,736         12,426
     Real estate                                                                   9,221            9,101          7,677
   Net (increase) decrease in short-term and other investments                   (11,013)          (3,416)         3,283
   Purchase of investments:
     Fixed maturities held-to-maturity                                            (4,349)         (45,961)       (60,439)
     Fixed maturities available-for-sale                                        (211,464)        (171,753)      (164,417)
     Equity securities                                                           (19,489)          (4,580)        (4,249)
     Mortgage loans on real estate                                               (24,793)         (24,671)       (14,328)
     Real estate                                                                  (1,403)            (907)        (2,820)
     Policy loans, net                                                              (309)            (194)          (305)
   Cash received from sale of AFI to AFC, net of cash transferred                -                -               21,005
                                                                           -------------    -------------      ---------

           Net cash used in investing activities                                 (77,059)         (27,392)       (85,908)
                                                                               ---------        ---------      ---------

(Continued)



              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CASH FLOWS, CONTINUED

                                 (IN THOUSANDS)

                                                                                  1997              1996          1995
                                                                                  ----              ----          ----
Cash flows from financing activities:

   Dividends paid to parent                                                   $  (14,156)          (4,200)             -
   Capital contribution from parent                                                3,328                -          4,085
   Proceeds from notes payable                                                   109,775            9,075          7,095
   Repayment of notes payable                                                    (76,583)          (8,278)        (5,849)
                                                                                --------       ----------     ----------

         Net cash provided by (used in) financing activities                      22,364           (3,403)         5,331
                                                                                --------       ----------       --------

Net (decrease) increase in cash                                                   (7,535)           1,236         (6,415)

Cash at beginning of year                                                         15,962           14,726         21,141
                                                                                --------        ---------      ---------

Cash at end of year                                                          $     8,427           15,962         14,726
                                                                               =========        =========      =========

Supplemental disclosure of cash flow information: Cash paid during the year for:

     Interest on notes payable                                               $     2,076            1,340          1,478
                                                                               =========       ==========     ==========

     Federal income taxes                                                    $     4,800            7,100         12,500
                                                                               =========       ==========      =========

Supplemental disclosure of noncash investing activities:
   Change in unrealized holding gain on investments
     available-for-sale, net of deferred tax expense (benefit) of
     $3,840, $(6,289), and $15,554, in 1997, 1996, and 1995,
     respectively.                                                           $     7,119           (9,776)        15,079
                                                                               =========       ==========      =========

   Investments transferred to available-for-sale                         $       -                -              300,850
                                                                           =============   ==============       ========



(Continued)





              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CASH FLOWS, CONTINUED

                                 (IN THOUSANDS)


                                                                                  1997             1996          1995
                                                                                  ----             ----          ----

Supplemental disclosure of noncash financing activities:
   Capital contribution from parent through forgiveness

     of deferred tax liability                                            $      -                  2,198         -
                                                                            ============       ==========   =======

   Amounts transferred to Parent through dividend of common stock of affiliated companies:

     Fixed maturities                                                        $     8,567            -             -
                                                                               =========   ==============   =======

     Real estate, net                                                        $     2,632            -             -
                                                                               =========   ==============   =======

     Short-term and other investments                                        $     3,006            -             -
                                                                               =========   ==============   =======

     Accounts receivable                                                    $        732            -             -
                                                                              ==========   ==============   =======

     Accrued investment income                                              $        109            -             -
                                                                              ==========   ==============   =======

     Other assets                                                           $        241            -             -
                                                                              ==========   ==============   =======

     Policy liabilities                                                     $        378            -             -
                                                                              ==========   ==============   =======

     Notes payable                                                           $     2,312            -             -
                                                                               =========   ==============   =======

     Deferred tax liability                                                 $        683            -             -
                                                                              ==========   ==============   =======

     Other liabilities                                                      $        682            -             -
                                                                              ==========   ==============   =======

   Amounts   transferred  to  Parent   through   dividend  of  common  stock  of
non-affiliated companies:


     Common stock                                                            $     6,485            -             -
                                                                               =========   ==============   =======

     Deferred tax liability assumed by the Company                           $    (1,961)           -             -
                                                                               =========   ==============   =======


See accompanying notes to consolidated financial statements.


              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996, AND 1995

(1)  SIGNIFICANT ACCOUNTING POLICIES

         BUSINESS

         American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The principal subsidiary of AFA for the years ended December 31, 1996 and 1995, is Security General Life Insurance Company (SGLI), a life insurance company. The Company and its insurance subsidiaries are subject to state insurance regulations and periodic examinations by state insurance departments.

         AFA is licensed in 49 states and the District of Columbia with approximately 34% of direct premiums written in Oklahoma, Texas, and Georgia. AFA is represented by approximately 235 salaried managers and agents, and over 3,500 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Group Division (AGD) and American Fidelity Educational Services (AFES). AGD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with ancillary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Brokerage Division in developing products to meet special situations and focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

         A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment. Additionally, the Company has taken measures to reduce its involvement with major medical products in order to concentrate on its more profitable lines of business.

         BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments. (See note 2.) The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.


              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

         USE OF ESTIMATES

         Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

         INVESTMENTS

         Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair value of investments available-for-sale are based on quoted market prices.

         The effect of any unrealized holding gains or losses on securities available-for-sale are reported as a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

         Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using estimated lives ranging from 6 to 35 years. Policy loans are reported at the unpaid balance.

         Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

         Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

         The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

         The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the losses based upon available information and judgments of the regulatory examiners at the time of their examination.

         RECOGNITION OF PREMIUM REVENUE AND COSTS

         Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

         Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

         Revenues from most universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

         POLICY ACQUISITION COSTS

         The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

         POLICY LIABILITIES

         Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

         Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

         REINSURANCE

         The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

         INCOME TAXES

         Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         EQUIPMENT

         Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs generally are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.

         SEPARATE ACCOUNT

         The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the Fund). The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of the Fund are segregated from the Company's assets. The Fund's assets primarily consist of equity securities, cash, and cash equivalents. The Company acts as investment manager of the Fund, assumes certain expense risks, and provides sales and administrative services.

         BASIC NET INCOME PER SHARE

         Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 1997, 1996, and 1995, the weighted average number of shares was 250,000. There are no dilutive securities outstanding.

         RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to be consistent with the current year presentation.

(2)  STATUTORY FINANCIAL INFORMATION

         The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 1997 (unaudited), 1996, and 1995, of approximately $16,276,000, $13,227,000, and $30,510,000, respectively. The Company reported statutory capital and surplus at December 31, 1997 (unaudited) and 1996, of approximately $119,523,000 and $146,033,000, respectively.

         Retained earnings of the Company and its insurance subsidiaries are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company or an insurance subsidiary are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

         The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company and its principal subsidiary, SGLI. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

         The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

         At December 31, 1997 and 1996, the statutory TAC of the Company significantly exceeds the level requiring corrective action. At December 31, 1996, the statutory TAC of SGLI significantly exceeded the level requiring corrective action.

(3)  INVESTMENTS

     Investment income for the years ended December 31 is summarized below (in thousands):

                                                                                1997         1996          1995
                                                                                ----         ----          ----

              Interest on fixed maturities                                  $  61,556       58,271        53,931
              Dividends on equity securities                                       25           44           139
              Interest on mortgage loans                                       12,091       11,747        11,543
              Investment real estate income                                     2,285        3,295         4,055
              Interest on policy loans                                          1,411        1,281         1,200
              Interest on short-term investments                                  244          120           571
              Net realized gains on investments                                 1,823        1,793         2,423
              Other                                                               787        1,186         1,071
                                                                            ---------     --------       -------
                                                                               80,222       77,737        74,933
              Less investment expenses                                        (11,047)     (10,235)       (9,607)
                                                                              -------      -------       -------

              Net investment income                                         $  69,175       67,502        65,326
                                                                              =======      =======        ======

         Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                            1997                          1996                         1995
                                   Realized       Unrealized     Realized     Unrealized      Realized     Unrealized

         Fixed maturities

           held-to-maturity     $    173                  -       (1,127)              -        581               -
         Fixed maturities
            available-for-sale        449             12,600          573         (19,051)       271          31,529
         Equity securities              -             (1,641)          27           2,986        611            (896)
         Real estate                1,219                  -        2,398               -      1,436               -
         Mortgage loans               (15)                 -          (68)              -       (196)              -
         Other                         (3)                 -          (10)              -       (280)              -
                                 --------         ----------      -------    ------------      -----           -----
                                  $ 1,823             10,959        1,793         (16,065)     2,423          30,633
                                    =====             ======        =====         =======      =====          ======

         Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $16,000, $(790,000), and $235,000 in 1997, 1996, and 1995,
         respectively, and the increase in the allowance for losses on investment real estate of $117,000 in 1996. In addition, the Company realized net gains (losses) of approximately $1,000, and $(11,000) during 1996, and 1995, respectively, on investments in fixed maturities that were called or prepaid.

         In December 1995, the Company transferred investments with an estimated fair value and an amortized cost of approximately $300,850,000 and $287,269,000, respectively, from the held to-maturity portfolio to the available-for-sale portfolio at their estimated fair value in response to the guidance included in the Financial Accounting Standards Board Special Report, "A Guide to Implementation of Statement 115." This guidance offered a one-time reassessment opportunity, without calling into question the intent of the Company to hold other securities to maturity in the future. At the date of transfer, the net unrealized gain on the transferred securities was approximately $13,581,000 and was included as an increase in stockholder's equity, net of deferred taxes.

         HELD-TO-MATURITY

         The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                                                         December 31, 1997

                                                                       Gross            Gross           Estimated
                                                   Amortized        Unrealized       Unrealized           Fair
                                                      Cost             Gains           Losses             Value

         U.S. Treasury securities and obli-
           gations of U.S. government
           corporations and agencies               $     9,001            659                  -             9,660
         Corporate securities                          131,251          4,826               (354)          135,723
         Mortgage-backed securities                     94,547          2,037               (104)           96,480
                Totals                               $ 234,799          7,522               (458)          241,863
                                                       =======          =====               ====           =======


                                                                         December 31, 1996

                                                                       Gross            Gross           Estimated
                                                   Amortized        Unrealized       Unrealized           Fair
                                                      Cost             Gains           Losses             Value

         U.S. Treasury securities and obli-
          gations of U.S. government

           corporations and agencies              $      9,925            365                  -            10,290
         Corporate securities                          142,209          1,078             (2,271)          141,016
         Mortgage-backed securities                     99,810          1,146             (1,228)           99,728
                                                      --------          -----             ------          --------
               Totals                               $ 251,944          2,589             (3,499)          251,034
                                                       =======          =====             ======           =======

         The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                             1997

                                                                                                      Estimated
                                                                                Amortized               Fair
                                                                                  Cost                  Value

         Due after one year through five years                                   $   11,635               11,878
         Due after five years through ten years                                      45,957               47,624
         Due after ten years                                                         82,660               85,881
                                                                                   --------             --------
                                                                                    140,252              145,383
         Mortgage-backed securities                                                  94,547               96,480
                                                                                   --------             --------

                                                                                  $ 234,799              241,863
                                                                                    =======              =======

         Proceeds from sales of investments in fixed maturities held-to-maturity during 1997, 1996, and 1995 were approximately $9,006,000, $7,948,000, and $33,685,000, respectively. Gross gains of approximately $173,000, $33,000, and $1,022,000, respectively, were realized on those sales. In 1996 and 1995, gross losses of approximately $1,161,000 and $430,000, respectively, were realized on those sales. In 1997, 1996, and 1995, changes in circumstances caused the Company to change its intent to hold these securities to maturity. These changes primarily consisted of the significant deterioration in the issuers' creditworthiness in 1997, 1996, and 1995.

         AVAILABLE-FOR-SALE

         The gross unrealized holding gains on equity securities available-for-sale were $779,000 and $2,369,000 in 1997 and 1996, respectively. Gross unrealized holding losses on equity securities available-for-sale were $66,000 and $15,000 in 1997 and 1996, respectively.

         The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):



                                                                         December 31, 1997
                                                                       Gross            Gross
                                                                   Unrealized       Unrealized         Estimated
                                                   Amortized          Holding          Holding            Fair
                                                      Cost             Gains           Losses             Value
         U.S. Treasury securities and
           obligations of U.S. government

              corporations and agencies             $   89,182         2,249              (65)            91,366
         Corporate securities                          382,599        14,128             (195)           396,532
         Mortgage-backed securities                    150,931         3,909             (161)           154,679
                                                       -------       -------             ----            -------
                Totals                               $ 622,712        20,286             (421)           642,577
                                                       =======        ======             ====            =======




                                                                         December 31, 1996
                                                                       Gross            Gross
                                                                    Unrealized       Unrealized         Estimated
                                                   Amortized          Holding          Holding            Fair
                                                      Cost             Gains           Losses             Value
         U.S. Treasury securities and
           obligations of U.S. government

           corporations and agencies                $   86,884         1,627             (674)            87,837
         Corporate securities                          353,707         7,074           (2,414)           358,367
         Mortgage-backed securities                    111,265         2,135             (483)           112,917
                                                       -------       -------          -------            -------
                Totals                               $ 551,856        10,836           (3,571)           559,121
                                                       =======        ======           ======            =======

         The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                             1997
                                                                                                     Estimated
                                                                                Amortized               Fair
                                                                                  Cost                  Value

         Due in one year or less                                                 $   22,964               23,140
         Due after one year through five years                                      157,919              162,717
         Due after five years through ten years                                     202,614              209,128
         Due after ten years                                                         88,284               92,913
                                                                                   --------             --------
                                                                                    471,781              487,898
         Mortgage-backed securities                                                 150,931              154,679
                                                                                    -------              -------

                                                                                  $ 622,712              642,577
                                                                                    =======              =======

         Proceeds from sales of investments in fixed maturities available-for-sale were approximately $100,220,000, $136,577,000, and $31,944,000 in 1997, 1996, and 1995, respectively. Gross gains of approximately $1,152,000, $1,257,000, and $359,000 and gross losses of approximately $703,000, $684,000, and $88,000 were realized on those sales in 1997, 1996, and 1995, respectively.

         At December 31, 1997 and 1996, investments with carrying values of approximately $2,497,000 and $5,282,000, respectively, were on deposit with state insurance departments as required by statute.





(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

         A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:


                                                                     1997                           1996
                                                           Carrying       Estimated       Carrying       Estimated
                                                            Amount        Fair Value       Amount       Fair Value

         Financial assets:

            Cash                                         $     8,427           8,427         15,962         15,962
            Short-term and other investments                  20,770          20,770         12,763         12,763
            Accounts receivable                               35,819          35,819         34,006         34,006
            Accrued investment income                         14,357          14,357         14,248         14,248
            Reinsurance receivables on paid and
                unpaid benefits                               57,503          57,503         36,794         36,794
            Policy loans                                       8,668           8,668          8,359          8,359
            Fixed maturities held-to-maturity                234,799         241,863        251,944        251,034
            Fixed maturities available-for-sale              642,577         642,577        559,121        559,121
            Equity securities                                 11,736          11,736         12,046         12,046
            Mortgage loans                                   135,122         145,763        130,508        137,978

         Financial liabilities:

            Certain policy liabilities                       639,272         620,976        613,151        596,386
            Other liabilities                                 36,099          36,099         34,125         34,125
            Notes payable                                     50,719          51,247         19,839         19,758

          CASH, SHORT-TERM AND OTHER INVESTMENTS,  ACCOUNTS RECEIVABLE,  ACCRUED
          INVESTMENT  INCOME,   REINSURANCE   RECEIVABLES  ON  PAID  AND  UNPAID
          BENEFITS, AND OTHER LIABILITIES

         The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

         POLICY LOANS

         Policy loans have average interest rates of 6.95% and 6.60% as of December 31, 1997 and 1996, respectively, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

         FIXED MATURITY INVESTMENTS

         The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

         The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

         MORTGAGE LOANS

         Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 8.70% and 8.92% for December 31, 1997 and 1996, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 7.29% and 7.71% for December 31, 1997 and 1996, respectively. These rates reflect the credit and interest rate risk inherent in the loan. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

         CERTAIN POLICY LIABILITIES

         Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.



                                                    December 31, 1997                     December 31, 1996
                                               Carrying           Estimated          Carrying          Estimated
                                                Amount           Fair Value           Amount           Fair Value
                                                     (in thousands)                        (in thousands)

         Funds held under deposit

            administration contracts             $ 580,499           562,961             556,665          540,105

         Annuities                                  58,773            58,015              56,486           56,281

         NOTES PAYABLE

         The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

         LIMITATIONS

         Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

(5)  DEFERRED POLICY ACQUISITION COSTS

         Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs, is summarized as follows (in thousands):


                                                                     Life               Accident
                                                                   and Annuity         and Health          Total

         Year ended December 31, 1997:

              Deferred costs                                        $  8,600               28,734           37,334
              Amortization                                            (5,581)             (16,513)         (22,094)
                                                                      ------              -------          -------

              Net increase                                          $  3,019               12,221           15,240
                                                                      ======              =======          =======

         Year ended December 31, 1996:

              Deferred costs                                           7,088               22,145           29,233
              Amortization                                            (6,437)             (12,714)         (19,151)
                                                                      ------              -------          -------

              Net increase                                         $     651                9,431           10,082
                                                                     =======             ========          =======

         Year ended December 31, 1995:

              Deferred costs                                           9,234               17,516           26,750
              Amortization                                            (3,385)             (11,463)         (14,848)
                                                                      ------              -------          -------

              Net increase                                          $  5,849                6,053           11,902
                                                                      ======             ========          =======

(6)  RESERVES FOR FUTURE POLICY BENEFITS

         Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):


                                                                                                         Interest
                                                                              1997           1996      Assumptions
                                                                              ----           ----      -----------
         Life and annuity reserves:

           Issued prior to 1970                                        $     3,308          3,305     4.75%
           Issued 1970 through 1980                                         28,796         28,792     6.75% to 5.25%
           Issued after 1982 (indeterminate premium products)                  559            530    10.00% to 8.50%
           Issued through 1987 (SGLI acquisition)                            1,360          1,423    11.00%
           Issued 1981 - 1994 (all other)                                   28,018         27,357     8.50% to 7.00%
           Issued after 1994 (all other)                                     2,892          1,701     7.00%
           Life contingent annuities                                        30,894         30,151  Various *
           Group term life waiver of premium disabled lives                  5,311          5,105     6.00%
           All other life reserves                                           4,525          4,456    Various
                                                                         ---------      ---------

                                                                         $ 105,663        102,820
                                                                           =======        =======

        * These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at these interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates shown.

         Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All
         assumptions   used  are  adjusted  to  provide  for  possible   adverse
         deviations.

(7)  LIABILITY FOR BENEFITS PAYABLE

         The provision for benefits pertaining to prior years did not change significantly in 1997. The provisions for benefits pertaining to prior years decreased in 1996 by approximately $1,850,000 primarily due to the improvement in the loss ratios of life and cancer products.

(8)  NOTES PAYABLE

         Notes payable as of December 31 is summarized as follows:

                                                                                       1997             1996
                                                                                                (in thousands)

         5.91% line of credit, due in 1998, interest due monthly                    $   3,500             3,500

         5.97% line of credit, due in 1998, interest due monthly                        5,000             5,000

         5.54% line of credit, due in 1998, interest due monthly                        3,500                 -

         5.56% line of credit, due in 1998, interest due monthly                        5,000                 -

         5.66% line of credit, due in 1999, interest due monthly                        3,000                 -

         5.62% line of credit, due in 1999, interest due monthly                       10,000                 -

         6.84% line of credit, due in 2000, interest due monthly                        4,000             4,000

         5.81% line of credit, due in 2002, interest due monthly                       10,000                 -

         5.78% line of credit, due in 2002, interest due monthly                        3,000                 -

         8.4% mortgage loan, due in monthly installments of
            $22,000 (including interest) to 2027                                        2,881             2,902

         Other                                                                            838             2,054

         Various notes payable, paid in 1997                                            -                 2,383
                                                                                   ----------             -----

                                                                                     $ 50,719            19,839
                                                                                       ======            ======

         The promissory notes are guaranteed by AFC. The mortgage loan is secured by a mortgage on other investment real estate. The mortgage loan is also secured by an assignment of the leases on investment real estate.

         AFA has a $50,000,000 line of credit with the Federal Home Loan Bank of Topeka. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $61,954,000 at December 31, 1997. The collateral required for this line of credit at December 31, 1997, was $57,500,000. The pledged securities are held in the Company's name in a custodial account at Bank of Oklahoma to secure current and future borrowings. To participate in this available credit, AFA has purchased 114,916 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $11,491,600 at December 31, 1997.

          The Company has unused lines of credit of $3,000,000 at December 31, 1997.

         Interest expense for the years ended December 31, 1997, 1996, and 1995,
         totaled   approximately   $2,076,000,   $1,319,000,   and   $1,482,000,
         respectively.

         Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1997, are as follows (in thousands):


                      1998                                                                         $ 17,070
                      1999                                                                           13,078
                      2000                                                                            4,084
                      2001                                                                               92
                      2002                                                                           13,100
                   Thereafter                                                                         3,295

                                                                                                   $ 50,719

(9)  INCOME TAXES

         Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to the recapture of certain tax reserve benefits on reinsurance recaptured by the ceding company in 1997, loss on the disposition of a subsidiary in 1997, payments made to AFC in 1997 treated as management fees for tax purposes, and the correction of prior year estimates of deferred taxes in 1997 and 1996.

         The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below (in thousands):

                                                                                       1997                 1996
                                                                                       ----                 ----

         Deferred tax assets:

              Investment real estate                                                  $      -                 311
              Other investments                                                            522                 428
              Life and health reserves                                                  12,783              12,956
              Other liabilities                                                          -                   1,433
                                                                                    ----------            --------
                  Total gross deferred tax assets                                       13,305              15,128
                                                                                        ------             -------

         Deferred tax liabilities:

              Fixed maturities                                                          (7,602)             (3,010)
              Equity securities                                                           (250)               (824)
              Deferred policy acquisition costs                                        (57,151)            (51,937)
              Investment real estate                                                       (39)                  -
              Other assets                                                              (6,863)             (7,635)
              Other liabilities                                                           (598)                  -
                                                                                     ----------             ------
                  Total gross deferred tax liabilities                                 (72,503)            (63,406)
                                                                                       -------             -------

                  Net deferred tax liability                                         $ (59,198)            (48,278)
                                                                                       =======             =======

         Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

         The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1997 and 1996, other accounts receivable includes income taxes receivable from AFC and other members of the consolidated group of approximately $6,550,000 and $4,988,000, respectively.

         Prior to 1984, life insurance companies were taxed under the 1959 Tax Act on the lesser of taxable income or gain from operations plus one-half of any excess of gain from operations over taxable investment income. The one-half of the excess of the gain from operations was accumulated in a special memorandum tax account known as the "policyholders surplus account" (PSA). Accumulations at December 31, 1997 were approximately $8,161,000 for AFA. Pursuant to the Tax Reform Act of 1984, the PSA was "frozen" at the December 31, 1983, amount and, accordingly, no further additions to the PSA will be made. These excess amounts in the PSA will become taxable at the regular corporate tax rate, if distributions to stockholders exceed certain stated amounts or if certain criteria are not met. No provision for deferred federal income taxes applicable to the PSA has been made because management is of the opinion that no distribution of the PSA will be made in the foreseeable future.

(10) REINSURANCE

         Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements. At December 31, 1997 and 1996, reinsurance receivables with a carrying value of approximately $18,183,000 and $11,688,000, respectively were associated with two reinsurers.

         During 1997, the Company entered into litigation with one of its reinsurance carriers. The litigation is still in process. Management and legal counsel do not expect the anticipated result to have a material financial impact on the Company.

         Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1997 and 1996, the face amounts of life insurance in force that are reinsured amounted to approximately $307,000,000 (approximately 4.6% of total life insurance in force) and approximately $403,000,000 (approximately 6.3% of total life insurance in force), respectively.

         Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $50,000 for individual cancer coverage to $250,000 for major medical coverage.

         The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(92,731,000), $(83,947,000), and $(76,143,000) for life and accident and health reinsurance ceded, and $416,000, $2,897,000, and $2,750,000 for life and accident and health reinsurance assumed, for the years ended December 31, 1997, 1996 and 1995, respectively.

         Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $72,522,000, $61,730,000, and $52,318,000 for the years ended December 31, 1997, 1996, and 1995, respectively.

         Since 1990, the Company has been involved in a reinsurance agreement with SGLI. This agreement was amended in 1994 which allowed SGLI to cede most of its individual major medical business to an unaffiliated company. This transaction consists of a coinsurance agreement. The transaction was approved by the Oklahoma Insurance Department.

         In 1995, AFA and SGLI entered into an assumption agreement whereby AFA assumed all of SGLI's remaining rights and insurance liability in force. The assumption is pending policyholder approval, as certain states allow as much as three years for policyholders to reject an assumption.

         In 1997, AFA and SGLI entered into an assumption agreement whereby SGLI assumed a small block of life business and a block of stop-loss medical business from AFA.

(11) EMPLOYEE BENEFIT PLANS

         The Company and its  subsidiaries  participate  in a pension  plan (the
         Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

          The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                                                         1997             1996
                                                                                         ----             ----
              Actuarial present value of benefit obligation:

                  Vested benefits                                                      $ 14,455           11,248
                  Nonvested benefits                                                      1,850            1,420
                                                                                        -------          -------

                      Total accumulated benefit obligation                             $ 16,305           12,668
                                                                                         ======           ======

              Projected benefit obligation for service rendered to date                  19,466           14,679

              Plan assets, at fair value                                                 21,839           16,864
                                                                                         ------           ------

              Plan assets in excess of projected benefit obligation                       2,373            2,185

              Unrecognized transition amount                                               (298)            (443)

              Unrecognized prior service cost due to plan amendment                         449              521

              Unrecognized net loss                                                         205              370
                                                                                       --------          -------

              Prepaid pension cost included in other assets                           $   2,729            2,633
                                                                                        =======          =======


         In determining the projected benefit obligation, the weighted average assumed discount rate used was 7.0% and 7.5% in 1997 and 1996, respectively. The rate of increase in future salary levels was 5.0% in 1997 and 1996. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 1997 and 1996. Plan assets are invested in fixed maturities, equity securities, short-term investments and in an unallocated deposit administration contract with the Company.

          Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                                                               1997          1996         1995
                                                                               ----          ----         ----

              Service costs - benefits earned during period                 $   1,284       1,237        1,025
              Interest cost                                                     1,193       1,054          919
              Return on plan assets                                            (4,065)     (3,711)      (2,455)
              Net amortization and deferral                                     2,332       2,421        1,366
                                                                              -------      ------       ------

              Net periodic pension cost                                    $      744       1,001          855
                                                                             ========      ======      =======

         The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $881,000, $822,000, and $831,000 to this plan during the years ended December 31, 1997, 1996, and 1995, respectively.

(12) DISCONTINUED OPERATIONS

         Effective January 1, 1995, AFA sold its subsidiary American Fidelity Insurance Company (AFI), a property and casualty insurance company, to AFC for approximately $28,717,000. In connection with this sale, AFC contributed capital of approximately $4,085,000 to AFA as reflected in the accompanying consolidated statement of stockholder's equity.

(13) COMMITMENTS AND CONTINGENCIES

         Rent expense for the years ended December 31, 1997, 1996, and 1995, was approximately $6,163,000, $5,674,000, and $5,133,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 1997, under noncancellable long-term leases for office space are as follows (in thousands):

                 1998                                                                             $ 2,863
                 1999                                                                               1,756
                 2000                                                                                 798
                 2001                                                                                 370
                 2002                                                                                 308
                 Thereafter                                                                           331

         The Company has pledged approximately $31,423,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

         The Company has outstanding mortgage loan commitments of approximately $8,165,000 and $13,182,000 at December 31, 1997 and 1996, respectively.

         In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(14) LEASES

         The Company leases various real estate properties to nonaffiliates under operating lease agreements, with lease expiration dates ranging from 1998 through 2003. The properties leased are included in the consolidated balance sheets as investment real estate with the related debt included in notes payable. Rental income on these properties is included in the consolidated statements of income as net investment income.

         Investments in real estate held for lease can be summarized as follows (in thousands):

                                                                                           1997           1996
                                                                                           ----           ----

              Land and buildings                                                         $ 3,325          4,857
              Less accumulated depreciation                                                  685          1,567
                                                                                          ------          -----
                  Net investment                                                           2,640          3,290
              Less indebtedness                                                              839            884
                                                                                          ------         ------

              Investment net of indebtedness                                             $ 1,801          2,406
                                                                                           =====          =====


         Future minimum rentals on noncancellable operating leases can be summarized as follows (in thousands):

              Year ended December 31,

                         1998                                                                       $ 392
                         1999                                                                         253
                         2000                                                                         181
                         2001                                                                         133
                         2002                                                                         117
                         Thereafter                                                                    31
                                                                                                  -------

              Total future minimum rentals                                                        $ 1,107
                                                                                                    =====

(15) RELATED PARTY TRANSACTIONS

         The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 1997, 1996, and 1995, rentals paid under these leases were approximately $3,577,000, $2,966,000, and $2,955,000, respectively.

         During the year ended December 31, 1997, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,232,000. During the years ended December 31, 1997, 1996, and 1995, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $2,848,000, $16,536,000, and $17,885,000, respectively.

         The Company and its  subsidiaries  lease office space from a subsidiary
         of  AFC.  The  rent  payments   associated   with  the  lease  will  be
         approximately $2,100,000 per year for the next 15 years.

         During 1997, the Company paid a dividend of approximately $33,834,000 to AFC. This dividend was in the form of cash payments of approximately $8,800,000, common stock in affiliated companies (including SGLI) of approximately $16,588,000 (including deferred tax liabilities assumed by AFC of $683,000), and common stock in non-affiliated companies of approximately $8,446,000 (including a deferred tax liability retained by the Company of $1,961,000). This transaction was approved by the Oklahoma Insurance Department.

         Short-term and other investments at December 31, 1997 includes a note receivable from AFC of approximately $3,328,000, maturing in 1998.

         During 1997, the Company entered into a three-year software lease agreement with AFC. Lease expense related to this agreement was approximately $569,000 and is included in selling costs and other operating, administrative and general expenses.

         Short-term and other investments at December 31, 1995 include notes receivable from AFC totaling approximately $6,485,000 which were repaid in 1996. During the years ended December 31, 1996 and 1995, the Company recorded investment income on the notes from AFC of approximately $481,000, and $699,000, respectively.

         AFC and several of its subsidiaries rented office space in the home office building from the Company until the home office building was sold in 1997. During the years ended December 31, 1997, 1996, and 1995, the Company received rental income from AFC and several of its subsidiaries of approximately $299,000, $1,280,000, and $1,281,000, respectively.

         During 1996, AFC contributed capital of approximately $2,198,000 through forgiveness of a deferred tax liability owed by AFA to AFC.

         An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.









              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   SCHEDULE III - BUSINESS SEGMENT INFORMATION

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                 (IN THOUSANDS)

The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 1997, 1996, and 1995 are included in the table below.

Assets and related investment income are allocated based upon related insurance reserves which are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                                              1997           1996            1995
                                                                              ----           ----            ----
TOTAL REVENUES:

   American Fidelity Education Services Division                          $    152,021         142,493        129,628
   Association Group Division                                                  105,784          99,979         96,140
   Brokerage Division                                                           32,290          24,558         31,898
   Non insurance operations                                                       (504)          1,966          1,324
                                                                         -------------    ------------   ------------

                                                                          $    289,591         268,996        258,990
                                                                            ==========      ==========     ==========

PRETAX EARNINGS:

   American Fidelity Education Services Division                                24,621          14,275         16,034
   Association Group Division                                                   10,683           9,349          5,751
   Brokerage Division                                                           (2,344)         (1,903)        10,113
   Non insurance operations                                                     (2,340)            397            517
                                                                          ------------   -------------  -------------

                                                                         $      30,620          22,118         32,415
                                                                           ===========     ===========    ===========

TOTAL ASSETS:

   American Fidelity Education Services Division                             1,029,976         922,671        885,216
   Association Group Division                                                  192,507         197,225        181,426
   Brokerage Division                                                          274,818         239,986        231,774
   Non insurance operations                                                      2,135           3,170          1,891
                                                                          ------------    ------------  -------------

                                                                           $ 1,499,436       1,363,052      1,300,307
                                                                             =========       =========      =========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                            SCHEDULE IV - REINSURANCE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                 (IN THOUSANDS)

                                                                  Ceded          Assumed                             Percentage
                                                   Gross         to Other      From Other          Net               of Amount
                                                   Amount       Companies       Companies        Amount            Assumed to Net

Year ended December 31, 1997

  Life insurance in force                          $ 6,872,047       306,917            10        6,565,140                 - %
                                                     =========       =======    ==========        =========
  Premiums:
         Life insurance                                 26,756         1,474             -           25,282                 - %
         Accident and health insurance                 272,785        91,257           416          181,944                 - %
                                                    ----------       -------     ---------       ----------

                  Total premiums                  $    299,541        92,731           416          207,226                 - %
                                                    ==========       =======     =========       ==========

Year ended December 31, 1996

  Life insurance in force                          $ 6,276,241       403,148       125,101        5,998,194               2.09%
                                                     =========       =======       =======        =========
  Premiums:
         Life insurance                                 23,240         1,907         2,854           24,187              11.80%
         Accident and health insurance                 248,054        82,040            43          166,057               0.00%
                                                    ----------      --------   -----------       ----------

                  Total premiums                  $    271,294        83,947         2,897          190,244                1.52%
                                                    ==========      ========     =========       ==========

Year ended December 31, 1995

  Life insurance in force                          $ 5,679,074       277,982       131,621        5,532,713                2.38%
                                                     =========       =======       =======        =========
  Premiums:
         Life insurance                                 23,527         1,758         2,745           24,514              11.20%
         Accident and health insurance                 231,340        74,385             5          156,960                 - %
                                                    ----------      --------  ------------       ----------

                  Total premiums                  $    254,867        76,143         2,750          181,474                1.52%
                                                    ==========      ========     =========       ==========


-----------------------------------------------------

See accompanying independent auditors' report.